UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  October 30, 2017

AT&T INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (210) 821-4105

__________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01  Other Events.

On October 30, 2017, AT&T Inc. (referred to as "AT&T," or the "Company") announced the presentation of a new contract offer to the Communications Workers of America covering approximately 20,000 mobility employees. The proposed contract, if ratified by the represented employees by December 15, 2017, would contain the following provisions:

(1)	Compounded annual wage increases totaling nearly 10% over the term of the contract – specifically,
•	Effective February 12, 2017 – 2.00%
•	Effective February 11, 2018 – 2.25%
•	Effective February 10, 2019 – 2.25%
•	Effective February 9, 2020 – 3.00%

(2)	A lump sum bonus of $1,000 and wages retroactive to the date of expiration of the prior contract (February 12, 2017)

(3)
Healthcare benefits were previously bargained separately with the National Mobility Benefits Agreement through December 31, 2020; the current offer includes healthcare benefits for the final year of the offer (2021). For 2021 the company will pay 68% to 70% of employees' total health care costs, including 100% of preventive care costs

(4) Call center and retail store employees will receive a job offer within our Mobility business in the U.S. should they be declared surplus if their call center or retail store is closed

(5) The offer continues to provide both a pension plan and a 401(k) savings plan for all employees. Employees will continue to receive an 80% match on up to 6% of their basic 401(k) contributions

If accepted and ratified by the union, the proposed contract would expire on February 6, 2021.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this filing contains financial estimates and other forward-looking statements that are subject to risks and uncertainties. A discussion of factors that may affect future results is contained in AT&T's filings with the Securities and Exchange Commission. AT&T disclaims any obligation to update or revise statements contained in this filing based on new information or otherwise.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: October 30, 2017	By: /s/ Debra L. Dial Debra L. Dial Senior Vice President and Controller